Revenue and Other Income	12 Months Ended
Jun. 30, 2022
Revenue from Contract with Customer [Abstract]
Revenue and Other Income
Note 2 - Revenue and Other Income

	Year Ended June 30, 2022 $’000	Year Ended June 30, 2021 $’000	Year Ended June 30, 2020 $’000
(a) Revenue from contracts with customers
Sale of hardware – external parties	69,243	32,299	34,095
Sale of hardware – related parties	11,589	21,263	7,383
Sale of service and maintenance – external parties	4,989	2,594	5,489
Sale of service and maintenance – related parties	—	1	2

Total revenue	85,821	56,157	46,969

(b) Other income
Interest received	7	12	18
Government grants	18	1,757	1,412
Other income	36	171	3

Total other income	61	1,940	1,433

During the fiscal year ended June 30, 2022, a number of customers requested us to provide our products on a bill-and-hold basis. Changes and delays to the customers’ site rollout schedules has contributed to the significant bill-and-hold arrangements for this period. The revenue under the bill-and-hold arrangements for the fiscal year ended June 30, 2022 contributed to
16% of our total revenue (2021: 4%; 2020: 15%).
Sale of hardware reflects the revenues from the sale of electric vehicle chargers. Hardware revenue is broken down into the sale of Stand Alone, or Distributed Chargers, or other products provided to customers. This revenue is recognized at a point in time when the performance obligations per the terms of a contract are satisfied. Depending on specific contract terms, this may be at delivery or dispatch, or when bill and hold criteria are met.
Service and maintenance revenues can reflect either a point in time or an overtime obligation dependent on the services provided. The substantial portion of service and maintenance revenue is satisfied at a point in time, with the exception of Service Level Agreements which are recorded overtime. Details on the reportable segments have been referenced in Note 21, Segment Reporting.